UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4271

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Massachusetts Tax
Exempt Bond Fund

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Massachusetts
Tax Exempt Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Massachusetts Tax Exempt Bond Fund covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. Corporations have become more willing to hire new workers and invest in new projects and equipment. In addition, many states and municipalities have reported an increase in tax revenues, helping to relieve some of the fiscal pressures that arose during the economic downturn.As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface, and municipal bond prices recently have become more volatile.

Despite fixed-income investors' current concerns, we believe that history confirms that bonds represent an important component of most investors' long-term investment portfolios. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

June 15, 2004

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2004, the fund achieved a total return of –0.61%.1 In comparison, the Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of –0.03% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Municipal Debt Funds category was –0.84%.3

After rallying during the opening weeks of the reporting period, the municipal bond market soon became more volatile as investors reacted to potential inflationary pressures in a recovering economy.The fund produced a higher return than the Lipper category average,primarily because of its relatively short average duration during times of heightened market volatility. However, the fund's return was lower than that of its benchmark, primarily because the Index contains bonds from many states, not just Massachusetts, and does not reflect fund fees and other expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes.The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but the fund's average portfolio maturity is not restricted.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

environment and the municipal bond's potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, tax-exempt bonds had rallied in anticipation of further moves by the Federal Reserve Board (the "Fed"), which reduced the federal funds rate in late June to 1%, a 45-year low. Shortly thereafter, however, the economy began to recover more robustly, raising concerns that the Fed's next move might be toward higher rates. Consequently, in the summer of 2003, municipal bonds suffered one of the most severe six-week declines in their history.

Although the market recovered gradually in the fall of 2003 and winter of 2004, it continued to be affected by heightened day-to-day volatility.Volatility became particularly severe in April and May 2004, when a stronger job market and higher energy prices suggested that long-dormant inflationary pressures might resurface.

Despite the negative implications of the economic recovery on inflationary pressures and bond prices, stronger growth has favorably influenced the fiscal conditions of many states and municipalities. Massachusetts recently has benefited from better business conditions across a relatively diverse mix of industries,which has helped boost corporate and personal income tax receipts. As a result, there was little need for the state to increase issuance in the tax-exempt bond market. However, a generally robust supply of municipal securities on the national level kept upward pressure on tax-exempt yields, and at times during the reporting period, tax-exempt yields equaled those of comparable taxable securities.

To protect the fund from heightened market volatility, we gradually adopted an investment posture that included maintaining the fund's average duration in a range that was modestly shorter than the Index. When making new purchases, we focused primarily on highly rated or insured securities4 with maturities in the 10- to 15-year range, including bonds backed by revenues from essential services facilities, such as toll roads.Typically, we emphasized triple-A or higher rated bonds at premiums to their face values. Historically, such bonds have held more of their value during market declines.

What is the fund's current strategy?

We have continued to maintain the fund's generally defensive positioning, including a relatively short average duration and emphasis on investment-grade, premium-priced securities. We believe that this positioning is appropriate in a recovering economy characterized by the likelihood that interest rates eventually will rise.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 5/31/04
	1 Year	5 Years	10 Years

Fund	(0.61)%	4.77%	5.59%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Massachusetts Tax Exempt Bond Fund on 5/31/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph above takes into account fees and expenses.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 2004
	Principal
Long-Term Municipal Investments—95.9%	Amount ($)		Value ($)

Massachusetts—88.3%
Bellingham, GO:
5%, 3/1/2017 (Insured; AMBAC)	1,945,000		2,039,157
5%, 3/1/2018 (Insured; AMBAC)	2,040,000		2,128,985
5%, 3/1/2019 (Insured; AMBAC)	2,140,000		2,223,160
5%, 3/1/2020 (Insured; AMBAC)	2,245,000		2,319,601
Boston, GO 5.75%, 2/1/2020
(Prerefunded 2/1/2010)	3,945,000	[a]	4,440,176
Brookline 5.25%, 4/1/2020	3,860,000		4,063,847
Holliston 5.25%, 4/1/2020 (Insured; MBIA)	1,655,000		1,747,713
Hopkinton:
5%, 9/1/2017	1,735,000		1,809,362
5%, 9/1/2018	1,735,000		1,799,629
5%, 9/1/2019	1,735,000		1,788,733
5%, 9/1/2020	1,735,000		1,779,121
Massachusetts, GO, Consolidated Loan:
5.375%, 8/1/2021 (Insured; MBIA)
(Prerefunded 8/1/2012)	1,000,000	[a]	1,104,410
5.125%, 3/1/2022 (Insured; FSA)
(Prerefunded 3/1/2012)	3,000,000	[a]	3,256,770
Massachusetts Bay Transportation Authority:
General Transportation System
6.20%, 3/1/2016	2,055,000		2,394,650
Revenue 5.25%, 7/1/2030	6,250,000		6,312,938
Massachusetts College Building Authority,
Project Revenue:
5.25%, 5/1/2020 (Insured; XLCA)	2,815,000		2,925,658
Zero Coupon, 5/1/2026 (Insured; MBIA)	5,385,000		1,645,925
Massachusetts Development Finance Agency, Revenue:
(Assumption College) 6%, 3/1/2030 (Insured; AGIC)	1,905,000		2,034,445
(College of Pharmacy) 6.75%, 7/1/2030	2,000,000		2,129,120
(Milton Academy) 5%, 9/1/2019	2,000,000		2,048,260
(Mount Holyoke College) 5.25%, 7/1/2031	5,000,000		5,063,200
(Neville Communities Home) 6%, 6/20/2044	1,500,000		1,576,680
Resource Recovery (Ogden Haverhill Project)
5.50%, 12/1/2019	1,200,000		1,131,660
Massachusetts Health and Educational Facilities
Authority, Revenue:
(Daughters of Charity)
6.10%, 7/1/2014	1,100,000		1,159,103

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (continued):
(Harvard University Issue):
5%, 7/15/2022	1,900,000		1,937,392
6%, 7/1/2035 (Prerefunded 7/1/2010)	2,500,000	[a]	2,883,400
5.125%, 7/15/2037	1,000,000		1,003,630
(Healthcare System—Covenant Health)
6%, 7/1/2022	3,100,000		3,249,885
(Massachusetts Institute of Technology)
5%, 7/1/2023	1,905,000		1,980,095
(Medical Academic and Scientific)
6.625%, 1/1/2015	2,500,000		2,567,800
(Milford-Whitinsville Hospital)
6.50%, 7/15/2023	1,250,000		1,286,700
(Mount Auburn Hospital)
6.30%, 8/15/2024 (Insured; MBIA)	5,000,000		5,140,750
(New England Medical Center Hospital)
5.375%, 5/15/2017 (Insured; FGIC)	1,450,000		1,537,595
(Newton—Wellesley Hospital)
5.875%, 7/1/2015 (Insured; MBIA)	2,000,000		2,104,640
(Partners HealthCare System Issue):
5%, 7/1/2013	1,015,000		1,076,194
6%, 7/1/2017	1,145,000		1,246,768
(Springfield College)
5.125%, 10/15/2023 (Insured; AGIC)	1,100,000		1,090,595
(Tufts University Issue)
5.50%, 8/15/2017	1,700,000		1,893,885
(Wheaton College Issue):
5%, 7/1/2017	1,315,000		1,343,706
5%, 7/1/2018	1,375,000		1,397,289
5%, 7/1/2019	1,165,000		1,176,452
Massachusetts Housing Finance Agency, Revenue:
Housing Projects:
6.30%, 10/1/2013 (Insured; AMBAC)	20,000		20,222
6.375%, 4/1/2021	30,000		30,301
Rental Housing:
6.65%, 7/1/2019 (Insured; AMBAC)	2,215,000		2,257,528
6.50%, 7/1/2025 (Insured; AMBAC)	1,245,000		1,278,453
6.45%, 1/1/2036 (Insured; AMBAC)	2,135,000		2,194,673
6%, 7/1/2037 (Insured; AMBAC)	3,900,000		3,976,518
Single-Family Housing 6.35%, 6/1/2017	880,000		911,064

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Industrial Finance Agency, Revenue:
Electrical Utility (Nantucket Electric Co.)
8.50%, 3/1/2016	2,385,000		2,392,179
(Ogden Haverhill Project) 5.60%, 12/1/2019	1,000,000		942,180
(Phillips Academy Issue) 5.375%, 9/1/2023
(Prerefunded 9/1/2008)	1,500,000	[a]	1,672,320
Massachusetts Port Authority, Revenue
5%, 7/1/2012 (Insured; MBIA)	1,500,000		1,628,685
Massachusetts Special Obligation Notes
(Federal Highway Grant Anticipation Note Program)
5%, 12/15/2010 (Insured; FSA)	1,600,000		1,730,656
Massachusetts Water Pollution Abatement Trust:
5.625%, 2/1/2017 (Prerefunded 2/1/2007)	4,870,000	[a]	5,313,560
(Pool Program) 5.375%, 8/1/2027	3,000,000		3,081,360
Massachusetts Water Resources Authority,
General Revenue 5.20%, 8/1/2022 (Insured; MBIA)	1,000,000		1,032,330
Medford, GO 5%, 3/15/2019 (Insured; AMBAC)	1,155,000		1,200,057
Northampton (School Project Loan Act of 1948)
5.75%, 5/15/2016 (Insured; MBIA)	1,520,000		1,639,791
Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)	1,500,000		1,553,205
Shrewsbury, Municipal Purpose Loan
5%, 8/15/2016	1,000,000		1,058,930
Triton Regional School District:
5.25%, 4/1/2019 (Insured; FGIC)	1,420,000		1,500,670
5.25%, 4/1/2020 (Insured; FGIC)	1,420,000		1,494,649
University of Massachusetts Building Authority,
Project Revenue
5.25%, 11/1/2015 (Insured; AMBAC)	1,000,000		1,083,830
U.S. Related—7.6%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue:
5%, 7/1/2016 (Insured; MBIA)	3,000,000		3,204,570
5.75%, 7/1/2020	2,000,000		2,233,460
5%, 7/1/2028	2,375,000		2,301,494
Puerto Rico Public Finance Corp. (Commonwealth
Appropriation) 6%, 8/1/2026 (Insured; AGC)	3,000,000		3,458,580
Total Long-Term Municipal Investments
(cost $136,225,932)			141,030,344

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

			Principal
Short-Term Municipal Investments—3.4%			Amount ($)		Value ($)

Massachusetts;
Massachusetts Water Resources Authority, VRDN:
1.06% (LOC; Landesbank
Hessen—Thuringen Girozentrale)			3,000,000	[b]	3,000,000
1.08% (LOC; Landesbank Baden—Wurttemberg)			2,000,000	[b]	2,000,000
Total Short-Term Municipal Investments
(cost $	5,000,000)				5,000,000

Total Investments (cost $		141,225,932)	99.3%		146,030,344
Cash and Receivables (Net)			.7%		1,023,939
Net Assets			100.0%		147,054,283

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

AAA		Aaa		AAA	62.1
AA		Aa		AA	20.8
A		A		A	8.3
BBB		Baa		BBB	3.8
F1		MIG1/P1		SP1/A1	3.4
Not Rated [c]		Not Rated [c]		Not Rated [c]	1.6
					100.0
a	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Securities payable on demand.Variable interest rate—subject to periodic change.
c	Securites which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	141,225,932	146,030,344
Interest receivable		2,328,590
Receivable for investment securities sold		1,017,135
Receivable for shares of Beneficial Interest subscribed		1,948
Prepaid expenses		12,080
		149,390,097

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		83,958
Payable for investment securities purchased		2,024,402
Cash overdraft due to Custodian		125,623
Payable for shares of Beneficial Interest redeemed		53,925
Accrued expenses		47,906
		2,335,814

Net Assets ( $)		147,054,283

Composition of Net Assets ($):
Paid-in capital		141,784,099
Accumulated undistributed investment income—net		50,351
Accumulated net realized gain (loss) on investments		415,421
Accumulated net unrealized appreciation
(depreciation) on investments		4,804,412

Net Assets ( $)		147,054,283

Shares Outstanding
(unlimited number of $.01 par value shares of Beneficial Interest authorized)		8,897,453
Net Asset Value, offering and redemption price per share— Note 3(d) ($)		16.53

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2004
Investment Income ($):
Interest Income	7,474,524
Expenses:
Management fee—Note 3(a)	905,142
Shareholder servicing costs—Note 3(b)	166,427
Professional fees	49,801
Registration fees	20,243
Custodian fees	19,688
Trustees' fees and expenses—Note 3(c)	17,518
Prospectus and shareholders' reports	11,990
Loan commitment fees—Note 2	1,369
Miscellaneous	16,132
Total Expenses	1,208,310
Investment Income—Net	6,266,214

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	753,205
Net unrealized appreciation (depreciation) on investments	(8,031,698)
Net Realized and Unrealized Gain (Loss) on Investments	(7,278,493)
Net (Decrease) in Net Assets Resulting from Operations	(1,012,279)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

			Year Ended May 31,

		2004	2003

Operations ($):
Investment income—net		6,266,214	6,711,575
Net realized gain (loss) on investments		753,205	1,952,381
Net unrealized appreciation
(depreciation) on investments		(8,031,698)	6,825,443
Net Increase (Decrease) in Net Assets
Resulting from Operations		(1,012,279)	15,489,399

Dividends to Shareholders from ($):
Investment income—net		(6,209,225)	(6,671,869)
Net realized gain on investments		(1,282,831)	—
Total Dividends		(7,492,056)	(6,671,869)

Beneficial Interest Transactions ($):
Net proceeds from shares sold		43,501,989	42,209,048
Dividends reinvested		5,567,382	4,922,857
Cost of shares redeemed		(49,164,287)	(49,594,460)
Increase (Decrease) in Net Assets
from Beneficial Interest	Transactions	(94,916)	(2,462,555)
Total Increase (Decrease) in Net Assets		(8,599,251)	6,354,975

Net Assets ($):
Beginning of Period		155,653,534	149,298,559
End of Period		147,054,283	155,653,534
Undistributed investment income—net		50,351	18,394

Capital Share Transactions (Shares):
Shares sold		2,568,616	2,480,630
Shares issued for dividends reinvested		329,251	290,384
Shares redeemed		(2,909,534)	(2,913,024)
Net Increase (Decrease) in Shares Outstanding		(11,667)	(142,010)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended May 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	17.47	16.50	16.21	15.42	16.73
Investment Operations:
Investment income—net	.71[b]	.74[b]	.76[b]	.82	.83
Net realized and unrealized
gain (loss) on investments	(.80)	.97	.29	.79	(1.27)
Total from Investment Operations	(.09)	1.71	1.05	1.61	(.44)
Distributions:
Dividends from investment income—net	(.70)	(.74)	(.76)	(.82)	(.83)
Dividends from net realized
gain on investments	(.15)	—	—	—	(.04)
Total Distributions	(.85)	(.74)	(.76)	(.82)	(.87)
Net asset value, end of period	16.53	17.47	16.50	16.21	15.42

Total Return (%)	(.61)	10.59	6.61	10.58	(2.56)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.80	.82	.80	.81	.85
Ratio of net investment income
to average net assets	4.15	4.40	4.64	5.06	5.22
Portfolio Turnover Rate	52.30	65.93	47.76	33.52	19.45

Net Assets, end of period ($ x 1,000)	147,054	155,654	149,299	143,390	137,587
a	As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of
	net investment income to average net assets by less than .01%.	Per share data and ratios/supplemental data for
periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,544 during the period ended May 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $50,351, undistributed capital gains $415,691 and unrealized appreciation $4,816,629.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2004 and May 31, 2003, were as follows: tax exempt income $6,209,225 and $6,671,869, ordinary income $326,224 and $0 and long term capital gain $956,607 and $0, respectively.

During the period ended May 31, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $25,032, increased accumulated net realized gain (loss) on investments by $17,708 and increased paid-in capital by $7,324. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith,the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $74,458, shareholder services plan fees $1,000 and transfer agency per account fees $8,500.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, the fund was charged $77,166 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $53,750 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting for services to the fund. The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2004, redemption fees charged and retained by the fund amounted to $2,382.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $77,269,050 and $86,191,378, respectively.

At May 31,2004,the cost of investments for federal income tax purposes was $141,213,715; accordingly, accumulated net unrealized appreciation on investments was $4,816,629, consisting of $5,595,241 gross unrealized appreciation and $778,612 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Massachusetts Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 7, 2004

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2004:

  all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are Massachusetts residents, Massachusetts personal income taxes), and the fund hereby designates $.1085 per share as a long-term capital gain distribution of the $.1455 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Samuel Chase (72)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (62)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (62)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (77)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15

———————
Burton N. Wallack (53)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

The Fund 25

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Dreyfus
Massachusetts Tax
Exempt Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0267AR0504

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,207 in 2003 and $2,222 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $123 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $275,773 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the

Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Edgar Filings\Pending\267\N-CSR\form-ncsr - annual -07-04.DOC